SCHEDULE 14A
                              (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT
                         SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the
        Securities Exchange Act of 1934 (Amendment No. __________)

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
  [ ] Preliminary proxy statement
  [X] Definitive proxy statement
  [ ] Definitive additional materials
  [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           Astronics Corporation
             (Name of Registrant as Specified in Its Charter)

__________________________________________________________________________
                (Name of Persons(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
  [X] No fee required.
  [ ] Fee computed on table below per Exchange Act Rules 14(a)-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

__________________________________________________________________________

(2)  Aggregate number of securities to which transactions applies:

__________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 1/

__________________________________________________________________________

(4)  Proposed maximum aggregate value of transaction:

__________________________________________________________________________





_________________

     1/ Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

__________________________________________________________________________

(2)  Form, schedule or registration statement no.:

__________________________________________________________________________

(3)  Filing party:

__________________________________________________________________________

(4)  Date filed:

__________________________________________________________________________

                           ASTRONICS CORPORATION
               1801 Elmwood Avenue, Buffalo, New York 14207




Dear Fellow Shareholders:

     It is my pleasure to invite you to attend the 1997 Annual Meeting of Shareholders to be held at the Orchard Park Country Club, S-4777 South Buffalo Street, Orchard Park, New York, at 10:00 a.m. on Friday, April 18, 1997. The doors will open at 9:30 a.m.

     Your vote is important. To be sure your shares are voted at the meeting, even if you are unable to attend in person, please sign and return the enclosed proxy card(s) as promptly as possible. This will not prevent you from voting your shares in person if you do attend.

     The Annual Meeting of Shareholders will be held to consider and take action with regard to the election of five directors, the consideration of a directors stock option plan and the approval of the selection of the Company's auditors.

     Complete details are included in the accompanying proxy statement.

     I look forward to meeting with you and hearing your views on the progress of Astronics.



                                   Kevin T. Keane
                                   President and
                                   Chief Executive Officer



Buffalo, New York
March 14, 1997

                           ASTRONICS CORPORATION
               1801 Elmwood Avenue, Buffalo, New York 14207


                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO THE SHAREHOLDERS OF ASTRONICS CORPORATION:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Astronics Corporation will be held at the Orchard Park Country Club, S-4777 South Buffalo Street, Orchard Park, New York, on Friday, April 18, 1997, at 10:00 a.m., to consider and take action on the following:

          1. The election of five directors of the Company to serve for the ensuing year and until the next annual meeting of Shareholders and the election and qualification of their successors.
          2. The approval of the 1997 Director Stock Option Plan.
          3. The selection of Ernst & Young LLP, independent certified public accountants, as auditors of the Company for the current financial year.
          4. The transaction of such other business as may properly come before the meeting or any adjournments thereof.

     FURTHER NOTICE IS HEREBY GIVEN that certain amendments have been made by the Board of Directors to the By-Laws:

     (a) in connection with the election of directors, to add a Shareholder notice provision to the current procedure for nominating directors;
     (b) in connection with corporate administrative matters, to allow the Board of Directors and any committees thereof (i) to take any action required or permitted by unanimous written consent and
          (ii) to participate in meetings of the Board of Directors or committees by telephonic conference.

     FURTHER NOTICE IS HEREBY GIVEN that the stock transfer books of the Company will not be closed, but only Shareholders of record at the close of business on February 28, 1997 will be entitled to notice of the meeting and to vote at the meeting.

SHAREHOLDERS WHO WILL BE UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON MAY ATTEND THE ANNUAL MEETING BY PROXY. SUCH SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) IN THE RETURN ENVELOPE ENCLOSED.

                         By Order of the Board of Directors


                         JOHN B. DRENNING, Secretary
Buffalo, New York
Dated:  March 14, 1997

                           ASTRONICS CORPORATION
               1801 Elmwood Avenue, Buffalo, New York 14207


                              PROXY STATEMENT
                                    FOR
                      ANNUAL MEETING OF SHAREHOLDERS
                              April 18, 1997


     This Proxy Statement and the enclosed form of proxy are furnished to the stockholders of ASTRONICS CORPORATION, a New York corporation ("Astronics" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Friday, April 18, 1997 at 10:00 a.m., and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. In addition to solicitation by mail, to the extent necessary to ensure sufficient representation at the Annual Meeting, solicitations may be made by personal interview, telephone or telegram by officers and other regular employees of the Company. The cost of this proxy solicitation will be borne by the Company. It is contemplated that this Proxy Statement and the related form of proxy will be first sent to shareholders on March 14, 1997.

     If the enclosed proxy is properly executed and returned, and the shareholder specifies a choice on the proxy, the shares represented thereby will be voted (or withheld from voting) in accordance with the instructions contained therein. If the proxy is executed and returned but no specification is made, the proxy will be voted FOR the election of each of the nominees for director listed below, FOR the proposal to approve the 1997 Director Stock Option Plan and FOR the proposal to ratify the appointment of independent auditors.

     The Board of Directors of the Company knows of no business that will be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. If any other matters are presented at the Annual Meeting, the proxy holders will vote the proxies in accordance with their judgment.

     Any proxy given pursuant to this solicitation may be revoked by the Shareholder at any time prior to its use, by the Shareholder voting in person at the meeting, by submitting a proxy bearing a date subsequent to the date on the proxy to be revoked or by written notice to the Secretary of the Company. A notice of revocation need not be on any specific form.

RECORD DATE AND VOTING SECURITIES

     The Board of Directors has fixed the close of business on February 28, 1997 as the record date for determining the holders of Common Stock and Class B Stock entitled to notice of and to vote at the meeting. On February 28, 1997, Astronics had outstanding and entitled to vote at the meeting a total of 4,304,506 shares of Common Stock and 746,144, shares of Class B

Stock. Each outstanding share of Common Stock is entitled to one vote and each outstanding share of Class B Stock is entitled to ten votes on all matters to be brought before the meeting.

     Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum for the transaction of business. With regard to the election of directors, votes may be cast in favor of or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on proposals other than the election of directors. In accordance with New York law, such abstentions are not counted in determining the number of votes cast in connection with the appointment of independent auditors. Under applicable law, broker non-votes are counted for purposes of determining the presence of a quorum, but are not counted for purposes of determining the votes cast on a proposal.

                      SECURITY OWNERSHIP OF CERTAIN
                     BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information concerning the only persons known to the Company to own more than 5% of the outstanding shares of Common Stock or Class B Stock and the number of shares and percentage of each class beneficially owned by each of the three highest paid officers or directors of the Company and by all officers and directors as a group as of February 28, 1997.


                           Shares of Common Stock  Shares of Class B Stock

Name and Address
  of Owner(1)              Number      Percentage  Number       Percentage

Guy P. Berner (2)(8)       39,285         .9%      2,135            .3%
Robert T. Brady (2)(3)      2,075         .1%         --             --
John B. Drenning (2)(4)    34,569         .8%     20,275           2.7%
Richard E. Hauck (2)(8)    37,177         .9%      3,147            .4%
Kevin T. Keane (2)(5)     369,179        8.6%    266,873          35.8%
John M. Yessa (2)(6)      130,216        3.0%     65,259           8.7%
Oak Forest Investment     356,795        8.3%         --             --
 Management
 6701 Democracy Blvd.
 Suite 402
 Bethesda, MD 20817
Wilen Management (7)      369,000        8.6%         --             --
 Greenspring Station
 Suite 226
 2360 West Joppa Road
 Lutherville, MD 21093

All directors and
executive officers as a
group (7 persons)         612,501         14%    357,689          47.9%

(1)  The address for all owners except Oak Forest Investment
     Management and Wilen Management is:  c/o Astronics
     Corporation, 1801 Elmwood Avenue, Buffalo, New York 14207.

(2)  Does not include 54,453, 54,453, 10,000 and 72,500 shares of
     Common Stock which may be acquired by Messrs. Brady, Drenning, Keane and Yessa, respectively, through the exercise within sixty days of options granted under the 1992 Incentive Stock Option Plan, the 1982 Incentive Stock Option Plan, or by directors under the 1993 Director Stock Option Plan or the 1983 Director Stock Option Plan.

(3) Includes 2,075 shares of Common Stock owned by Mr. Brady's wife, as to which he disclaims beneficial ownership.

(4) Does not include a total of 2,293 shares of Common Stock and 1,364 shares of Class B Stock which Mr. Drenning may vote pursuant to inter vivos and charitable trusts established by Mr. Keane.

(5) Does not include 4,220 shares of Common Stock and 2,190 shares of Class B Stock owned by Mr. Keane's wife, as to which he disclaims beneficial ownership.

(6)  Includes 2,625 shares of Common Stock and 500 shares of
     Class B Stock owned by the Yessa Family Partnership, over which Mr. Yessa exercises investment and dispositive power.

(7)  Oak Forest Investment Management and Wilen Management
     Corporation have reported that each has sole voting power and share dispositive power.

(8) Mr. Berner retired from the Board of Directors on January 15, 1997, and Mr. Hauck resigned as an officer on October 31, 1996.


                      ELECTION OF DIRECTORS

     The Shareholders are being asked to elect five directors to the Company's Board of Directors to hold office until the election and qualification of their successors at the next annual meeting. The five directors who are so elected will be all of the directors of the Company. Unless the proxy directs otherwise, the persons named in the enclosed form of proxy will vote for the election of the five nominees named below. If any of the nominees should be unable to serve as a director, or for good reason will not serve, the proxy will be voted in accordance with the best judgment of the person or persons acting under it. It is not anticipated that any of the nominees will be unable to serve.

     All nominees have been members of the Board since the date indicated and, except for Mr. McKenna who was elected by the Board of Directors, have been elected at prior annual meetings of the Shareholders. The nominees for directors, their ages, their principal occupations during at least the past five years, their positions and offices with Astronics and the date each was first elected a director of Astronics are as follows:

                    Principal Occupation
Name and Age        and Positions and             First Elected
of Nominee          Offices with Astronics           Director

Robert T. Brady     Director; Executive Compensation   1990
Age 56              and Audit Committees of the Board
                    of Directors.  Chairman of the
                    Board, President and Chief
                    Executive Officer of Moog Inc.

John B. Drenning    Secretary and Director; Executive  1970
Age 59              Compensation and Audit Committees
                    of the Board of Directors.
                    Partner in Phillips, Lytle,
                    Hitchcock, Blaine & Huber,
                    Attorneys for the Company,
                    Buffalo, New York.

Robert J. McKenna   Director; Executive Compen-   October 1, 1996
Age 48              sation and Audit Committees of
                    the Board of Directors.
                    Chairman, President and Chief
                    Executive Officer of Acme
                    Electric Corporation, 1994
                    to present.  From 1992 to 1994,
                    Mr. McKenna served as the
                    President and Chief Operating
                    Officer of Acme Electric
                    Corporation.  Before joining
                    Acme Electric Corporation in
                    1992, Mr. McKenna served as
                    the Group Vice President of
                    the Diversified Products Group
                    of Aeroquip Corporation.

Kevin T. Keane      President, Chief Executive         1970
Age 64              Officer, and Director; Profit
                    Sharing Investment Committee of
                    the Board of Directors.

John M. Yessa       Vice President-Finance,            1985
Age 57              Treasurer, Chief Financial
                    Officer, and Director; Profit
                    Sharing Investment Committee
                    of the Board of Directors

Other Directorships

     In addition to serving as a member of the Astronics Board of Directors, Robert T. Brady is presently serving on the board of directors of other publicly-traded companies, as follows: Moog Inc., Seneca Foods Corporation, First Empire State Corporation and Acme Electric Corporation. Robert J. McKenna also serves as a member of the Board of Directors of Acme Electric Corporation.

Meetings of the Board of Directors and Standing Committees

     During fiscal year ended December 31, 1996, the Board of Directors of the Company had two standing committees: an Audit Committee and an Executive Compensation Committee. The Audit Committee is responsible for reviewing the internal accounting controls and procedures of the Company with management and the independent auditors, accounting principles, related party transactions and the scope of the annual audit of the Company. The Compensation Committee is responsible for reviewing and approving compensation levels for the Company's executive officers and reviewing and making recommendations to the Board of Directors with respect to other matters relating to the compensation practices of the Company. The Board of Directors does not have a nominating committee.

Board and Committee Attendance

     During the fiscal year ended December 31, 1996, the Board of Directors held four meetings. The Audit Committee and the Compensation Committee each held two meetings. Every member of the Board of Directors attended at least 75% of the meetings of the Board of Directors and of all committees on which he served.

Compensation Of Directors

     In 1996, outside Directors were paid an annual retainer of $5,100 and an additional fee of $500 for each meeting attended of the Board and its committees. Directors are permitted to defer their compensation.

     The Company's 1993 Director Stock Option Plan for non-salaried outside directors provides for the grant of options to purchase up to an aggregate of 50,000 shares of Common Stock (subject to adjustment to reflect share distributions). Outside directors are eligible to receive options under this Plan at the discretion of a committee appointed by the Board of Directors who are not eligible to participate in the Plan. Under the Plan, the option price is not less than the fair market value of the shares optioned on the date of grant. There is no limit on the number of options that a participant may be granted under the Plan. Options are exercisable beginning six months after grant and so long as the holder is a director of the Company, but for no longer than ten years after date of grant.

     On February 13, 1997, the committee charged with administration of the Plan granted options to purchase shares of Common Stock to outside directors at the price of $6.375 per share as follows: Mr. Brady 5,000 shares; Mr. Drenning 5,000 shares; and Mr. McKenna 5,000 shares.

Employment Agreements; Supplemental Retirement

     The Company has entered into one year employment agreements with Messrs. Keane and Yessa that are renewable on a yearly basis. Each year the Company adjusts the salary for both
Messrs. Keane and Yessa as discussed below in the Compensation

Committee report. These employment agreements provide death and disability benefits in the form of compensation continuation for 3-1/2 years. Enhanced or supplemental retirement benefits equal to 3-1/2 times the prior year's compensation payable over 10 years are also provided.

Directors and Officers Indemnification Insurance

     On October 10, 1996, the Company renewed a Directors' and Officers' Liability Insurance policy written by The Chubb Group. The renewal was for a two-year period at an annual premium of $51,070. The policy provides indemnification benefits and the payment of expenses in actions instituted against any director or officer of the Company for claimed liability arising out of their conduct in such capacities. No significant payments or claims of indemnification or expenses have been made under any such insurance policies purchased by the Company at any time.

Section 16(a) Beneficial Ownership Reporting Compliance

     During 1996, all executive officers and directors of the Company timely filed with the Securities Exchange Commission all required reports with respect to beneficial ownership of the Company's securities.

     The Board of Directors recommends a vote "FOR" the proposal to elect management's nominees.


                     EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

     The Compensation Committee of the Board of Directors (the "Committee") determines the compensation of the Chief Executive Officer and the other executive officers of the Company and its subsidiaries. The Committee is composed entirely of directors who are neither executive officers nor employees of the Company. In addition to determining the salary and bonus compensation for all the Company's executive officers, the Committee determines the grants under the Company's Incentive Stock Option Plan and oversees the administration of other compensation plans and programs.

     Compensation of Executive Officers Generally

     The Company's executive compensation program is designed to link executive pay to Company performance and to provide an incentive to executives to manage the Company with a view to enhancing stockholder value. Compensation criteria are evaluated annually to ensure they are appropriate and consistent with business objectives. Executive compensation policies and programs are intended to provide rewards related to Company, subsidiary and individual performance, stockholder value, retention of a strong management team and the encouragement of professional development and growth.

     Components of Compensation

     The primary components of the Company's executive compensation program are salary, bonuses and stock options which become exercisable over time.

     Salary and Bonuses. The Committee reviews the salary of executive officers annually. The Committee's review takes into consideration the Company's performance with respect to customary financial and operating yardsticks, including revenues, operating income, earnings, cash flow, and return on shareholder equity.
In making salary decisions, the Committee exercises its discretion and judgment based on the foregoing criteria, without applying a specific formula to each factor considered. The Committee also reviews an annual survey of the compensation levels of executives in similar industry segments. A substantial portion of executive compensation each year is in the form of bonuses, which are awarded by the Committee immediately following the fiscal year just concluded.

     Stock Options. The Committee believes that stock options are an important method of rewarding management and of aligning management's interests with those of the stockholders. The Committee also recognizes that the Company conducts its business in competitive industries and that, in order to remain competitive and pursue a growth strategy, it must employ talented executives and managers. The Company believes that stock options are important in attracting and retaining such employees. For these reasons, the Company adopted the Incentive Stock Option Plan as a stock-based incentive program primarily for its officers and managers. Under the Incentive Stock Option Plan, the Committee may grant options to officers and managers who are expected to contribute to the Company's success. In determining the size of stock option grants, the Committee focuses primarily on the Company's performance and the role of the executives and managers in accomplishing performance objectives. Stock options generally become exercisable in equal installments over a five-year period and are granted with an exercise price equal to the fair market value of the Common Stock as of the date of grant.

     The Committee intends to continue using stock options as a long-term incentive for executive officers and managers. Because options provide rewards only to the extent the Company's stock price increases and to the extent the executives remain with the Company until the options become exercisable, the Committee believes that stock options granted under the Incentive Stock Option Plan are an appropriate means to provide executives and managers with incentives that align their interests with those of stockholders.

     Compensation of the Chief Executive Officer

     Mr. Keane currently serves as Chief Executive Officer of the Company. He was compensated for the 1996 fiscal year utilizing the same general philosophy and criteria described above. The Committee believes that Mr. Keane's performance for the 1996 fiscal year was strong, as reflected by the Company's overall performance. The Company's sales increased to $38.3 million for the 1996 fiscal year from $28.5 million the prior year, while net earnings increased to $2.6 million from $1.8 million. Earnings per share increased to $.51 from $.37 a year ago. The return on shareholder equity for the year was in excess of 23 percent. Moreover, the Company successfully integrated the 1995 acquisition of the Loctite electroluminescence business and concluded the strategic divestiture of its Rodgard Division in 1996. The Committee believes that Mr. Keane's total compensation for the 1996 fiscal year fairly and sufficiently rewarded him for performance.

     The foregoing report has been approved by all of the members of the Committee.


               The Compensation Committee

                    Robert T. Brady
                    John B. Drenning
                    Robert J. McKenna

Executive Compensation Summary Table

     The following tabulation shows on an accrual basis the compensation for the three fiscal years ended December 31, 1996, received by the three highest paid executive officers of the Company who received more than $100,000:

                   Summary Compensation Table

                              Annual Compensation
Name and                                          Securities    All Other
Principal                     Salary    Bonus     Underlying   Compensation
Position            Year        $         $       Options(#)    (1)(2)($)

Kevin T. Keane      1996      224,000   91,160      5,000         9,375
 President, Chief   1995      203,500   86,000      4,000        24,541
 Executive Officer  1994      185,000   74,800      4,000        19,722

John M. Yessa       1996      165,000   60,420      5,000         9,375
 Vice President-    1995      149,600   57,000      4,000        16,155
 Finance,           1994      136,000   49,500      4,000        15,411
 Treasurer, Chief
 Financial Officer

Richard E. Hauck    1996       84,000   19,875        0             0
 Group Vice         1995      106,090   25,000      4,000        10,476
 President,         1994      103,000   14,576      4,000         9,827
 Astronics
 Corporation

(1) Represents amounts accrued under the Company's Thrift and Profit Sharing Retirement Plan. See, also, discussion under "Employment Agreements; Supplemental Retirement".
(2) The Company reimbursed certain officers for business-related use of automobiles, hotel accommodations, memberships in trade associations and professional organizations and club dues. The portion of these reimbursed expenses which could be considered to confer a personal benefit for each individual named above did not in the aggregate exceed the lesser of $50,000 or 10% of total annual salary and bonus.

Stock Option Grant Table

     On December 20, 1996, options to purchase the number of shares of Common Stock set forth in the following table were granted to Kevin T. Keane and John M. Yessa:


                       Option Grants In Fiscal 1996
                            (Individual Grants)
                                                               Potential
                                                               Realizable
                                                                Value at
                                                                Assumed
                                                                 Annual
                                                                Rates of
            Number of                                          Stock Price
           Securities  Percent of Total                        Appreciation
           Underlying  Options Granted  Exercise                   for
            Options    to Employees in   Price    Expiration   Option Term
Name       Granted(#)   Fiscal Year      ($/Sh)      Date     5%($)  10%($)

Kevin T.
 Keane       5,000          12.9%       $5.36        2001   $31,109 $39,256
John M.
 Yessa       5,000          12.9%        4.88        2006    39,704  63,223


Stock Option Exercises and Fiscal Year-End Value Table

     The following table provides information as to the value of each such executive officer's unexercised options at December 31, 1996.

                            Option Values on December 31, 1996



                        Number of                    Number of Securities        Value of Unexercised
                        Securities                  Underlying Unexercised     In-the-Money Options at
                        Underlying                   Options at FY-End(#)           FY-END($)(2)
                         Options        Value
Name                   Exercised(#)  Realized(1)  Exercisable  Unexercisable  Exercisable  Unexercisable
Kevin T. Keane           15,000       $33,450       10,000        15,000        50,000        75,000
John M. Yessa            17,577        22,850       72,500        15,000       362,500        75,000
Richard E. Hauck         11,719        15,235       28,750           0         143,750           0


     (1)  Market value of stock at exercise less exercise price or base price.
     (2)  Based upon the closing price of the Company's Common Stock on the Nasdaq National Market
          System on December 31, 1996 of $5.00 per share.






                   CORPORATE PERFORMANCE GRAPH

     The following graph compares the yearly changes in cumulative total shareholder return of (i) the Company, (ii) the NASDAQ Stock Market (US) Index and (iii) the NASDAQ Non-Financial
Stocks Index for a period of five years commencing December 31, 1991 and ending December 31, 1996.


                 1991      1992      1993     1994     1995       1996

Nasdaq Market  100.000   116.378   133.595  130.587   184.674    227.164
Astronics      100.000   107.895   126.316  94.737    147.368    263.158
Nasdaq Non
 Financial
 Stocks        100.000   109.394   122.687  121.444   169.242    205.629



                  EMPLOYEE STOCK PURCHASE PLAN

     The Company's Employee Stock Purchase Plan (the "Employee Plan") provides for the purchase of up to 542,969 shares of Common Stock (as adjusted to reflect share distributions). All employees of the Company or its subsidiaries who meet certain employment standards and who own less than 5% of the Company's outstanding shares are eligible to participate in the Employee Plan. Under the Employee Plan, participants may subscribe to purchase shares once a year, and the purchase price is 85% of the closing price of the Common Stock on the application date.

     In any calendar year, no individual may elect to purchase shares in an amount in excess of 20% of his total previous year's compensation from the Company or $25,000, whichever is less. Payment of the purchase price is made through payroll deductions over the balance of the year following the application. During each one-year payment period, an employee may cancel his application and receive back his contributions with interest. In the event of resignation, involuntary termination of employment, retirement or death, the application is treated as canceled.

     During 1996, 195 employees subscribed for 44,964 shares of Common Stock at a purchase price of $4.39 per share.


        APPROVAL OF THE 1997 DIRECTOR STOCK OPTION PLAN

     On February 17, 1997, the Board of Directors adopted the 1997 Director Stock Option Plan (the "Plan"), which it recommends for shareholder approval. The Plan provides that it shall become effective upon the date it shall have been approved by the affirmative vote of a majority of the total votes cast by shareholders of the Company, which approval must take place within twelve months after the date of the adoption of the Plan by the Board of Directors. A copy of the Plan is included in this Proxy Statement as Appendix A and the following description of its principal features is qualified in its entirety by reference thereto.

     Purpose. The purpose of the Plan and options granted thereunder is to further the Company's interest by encouraging the efforts of directors who are not employees of the Company, by heightening the desire of such directors to continue in their service and by assisting the Company to compete effectively with other enterprises for new directors.

     Number of Shares. The maximum number of shares of Common Stock that will be available for options granted under the Plan will be 100,000 shares subject to adjustments to reflect stock dividends, recapitalizations and other changes and adjustments in the number or kind of outstanding shares. The Common Stock sold under the Plan will be from either authorized and unissued shares or shares reacquired by the Company. If any option granted under the Plan should expire or terminate without having been exercised in full, the unpurchased Common Stock subject to that option will again be available for purposes of the Plan.

     Administration. The Plan will be administered by a Committee consisting of at least two persons who are not eligible to participate in the Plan (who may or may not be members of the Board of Directors) (the "Committee"), appointed by the Board of Directors. No options have been granted under the Plan. The Committee will also construe option agreements and the Plan; prescribe, amend and rescind rules and regulations relating to the Plan; determine the provisions of option agreements; and make all other administrative determinations. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the plan or in an option agreement. Determinations of the Committee will be conclusive.

     Eligibility. Only non-employee directors of the Company are eligible to be granted options under the Plan. Currently three directors are eligible for grants. No options may be granted after the expiration of ten years from adoption.

     Option Prices and Payments. The option price under each option will be as determined by the Committee, but in no event less than the fair market value of the shares optioned on the date of grant. The fair market value will be the closing price of the Common Stock on the date of grant as reflected in reports of the automated quotation service or national securities exchange on which the Common Stock is listed. On February 28, 1997, the Fair Market Value of the Common Stock was $6.25 per share. The purchase price of the Common Stock must be paid in full upon exercise of the option in cash or in shares of capital stock of the Company.

     Exercise of Option. Each option shall be exercisable as provided in the option agreement, beginning not less than six months and ending not more than ten years after the date upon which the option is granted.

     Duration of Option. Each option shall be exercisable for so long as the Participant is a director of the Company and, to the extent that the option is exercisable on the date of termination of the Participant's directorship, for thirty days thereafter, but not longer than ten years from the date the option is granted. If the holder of an option dies or becomes disabled while serving as a director of the Company, the option may be exercised for a period of one year thereafter, but in no event after the expiration date of the option.

     Federal Income Tax Treatment. The following is a brief summary of the Federal income tax consequences applicable to options granted under the Plan, based on existing law and regulations, which are subject to change.

     All options granted under the Plan are non-qualified stock options and are not entitled to special tax treatment under
Section 422 of the Code.

     The grant of an option does not result in taxable income to the Participant nor an income tax deduction to the Company. Upon the exercise of an option, the Participant recognizes ordinary income equal to the difference between the option price and the fair market value of the shares on the date of the exercise, and the Company is entitled to a corresponding deduction for the same amount. If a Participant exercises an option by transferring shares of Common Stock to the Company to pay all or part of the option price, the Participant will not recognize gain or loss with respect to the already owned shares exchanged. The number of shares of Common Stock received upon exercise of the option equal to the number of shares exchanged will have a basis and holding period equal to the basis and holding period the Participant had in the shares exchanged. The fair market value of the additional shares received will be included in the Participant's income upon exercise of the option and the Participant's basis in such shares will equal such value.

     Termination and Amendment. The Plan will terminate ten years from approval by the Board of Directors, and no options under it shall be granted thereafter. The Board of Directors, at any time prior to that date, may terminate the Plan or make such changes as the Board deems advisable. Except for adjustments to reflect stock splits, stock dividends and other similar changes in capitalization, there may not be, without further approval by the holders of the majority of the voting stock of the Company, any increase in the maximum number of shares available for options, any reduction in the option price, any extension of the period during which options may be granted, or any change in the class of eligible participants.

New Plan Benefits

     No option grants will be made under the Plan prior to Shareholder approval of the Plan at the Annual Meeting. As of the date of this Proxy Statement, no grants have been made under the Plan. It is not determinable at this time what benefits, if any, each of the non-employee directors will receive under the Plan.

The Board of Directors recommends a vote "FOR" approval of the Plan.

     If a choice is specified by the shareholder, the shares will be voted as specified. If no specification is made, the shares will be voted "FOR" approval.

     Approval of the Plan requires the affirmative vote of a majority of the total votes cast by the holders of record of the shares present and entitled to vote at the Annual Meeting, a quorum being present.


               APPOINTMENT OF INDEPENDENT AUDITORS

     The Audit Committee, with the approval of the Board of Directors, has selected Ernst & Young LLP, independent certified public accountants, to act as auditors of Astronics for the current fiscal year. Representatives of Ernst & Young LLP are expected to attend the meeting and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

The Board of Directors recommends a vote "FOR" the proposal to ratify the appoint of Ernst & Young LLP as the Company's independent auditors.


                      AMENDMENTS TO BY-LAWS

Amendment to the Company's By-Laws to Provide for Notification of Directors Nominations

     On August 12, 1996, the Board of Directors amended
Article II, Section 14 of the By-Laws to provide an advance notice procedure for Shareholder nominations for directors to be elected at an annual meeting or a special meeting. This amendment regulates the election of directors.

     The amendment provides that a shareholder intending to nominate a director for election at an annual meeting of Shareholders must give written notice to the Secretary of the Company not less than 60 nor more than 90 days prior to the first anniversary of the preceding year's annual meeting (or, if the date of the Annual Meeting is changed by more than twenty days from the anniversary date, within ten days after the date the corporation mails or gives notice of the date of the meeting). With respect to an election to be held at a special meeting of Shareholders called for the purpose of electing directors, a shareholder intending to nominate a director would be required to give written notice to the Secretary not later than the tenth day on which notice of the special meeting was first mailed to the Shareholders by the Company.

     This amendment requires that any notice of intention to nominate a director must contain certain information about the proposed nominee and about the Shareholder intending to make the nomination. The Company may also require any proposed nominee to furnish other information reasonably required by the Company to determine the proposed nominee's qualifications to serve as a director. The text of the amendment is set forth in Exhibit B to this Proxy Statement.

     The purpose of this amendment, by requiring advance notice of a nomination by a Shareholder, is to afford the Board of Directors an opportunity to review and evaluate candidate credentials and to provide for the orderly conduct of meetings. This nomination procedure could have the affect of curtailing efforts to obtain control of the Company or effect a change in management, irrespective of whether such action would be beneficial to Shareholders generally. Neither the previous form of the By-Laws, the Company's Restated Certificate of Incorporation nor the laws of the State of New York, the jurisdiction in which the Company is incorporated, contain notice provisions similar to those set forth in the amendment.

     The Board of Directors has no present intention to put before the Shareholders any other proposal which would operate as an impediment to an attempt by a third party to obtain control of the Company.

     This amendment does not affect the 1997 Annual Meeting, but will apply to subsequent meetings of Shareholders, unless amended or repealed by the Shareholders. Pursuant to Section 601(b) of the New York Business Corporation Law (the "BCL") and
Article XII, Section 2 of the By-Laws, the Board of Directors may adopt this amendment without Shareholder approval. However, pursuant to Section 601(a) of the BCL and Article XII, Section 2 of the By-Laws, Shareholders retain the right to amend or repeal this amendment at the Annual Meeting by the affirmative vote of the holders of a majority of the shares at the time entitled to vote for the election of directors.

Amendment to the Company's By-Laws for Administrative Matters

     On August 12, 1996, the Board of Directors also adopted two additional amendments to the By-Laws to provide procedures to promote efficient administration by the Board of Directors. The text of the amendments is set forth in Exhibit B to this Proxy Statement.

     Article II, Section 15 provides that any action required or permitted by the Board of Directors or any committee thereof may be taken without a meeting by unanimous written consent of all members of the Board of Directors or the committee.

     Article II, Section 16 provides that any member of the Board of Directors or any committee thereof may participate in and be considered present at a meeting of the Board of Directors or a committee by means of a telephonic conference.


PROPOSALS OF SHAREHOLDERS FOR 1998 ANNUAL MEETING

If any shareholder wishes to propose an item of business for consideration at next year's annual meeting of shareholders, the proposal must be in writing and received by the Company no later than November 14, 1997.

                         OTHER BUSINESS

     The Board of Directors knows of no other matters to be voted upon at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their judgment.

     Copies of the 1996 Annual Report to Shareholders of
Astronics have been mailed to shareholders. Additional copies of the Annual Report, as well as this Proxy Statement, Proxy
Card(s), and Notice of Annual Meeting of Shareholders, may be obtained from Astronics Corporation, 1801 Elmwood Avenue,
Buffalo, NY 14207.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS, BENEFICIALLY OR OF RECORD ON FEBRUARY 28, 1997, ON REQUEST TO SHAREHOLDER RELATIONS ASTRONICS CORPORATION, 1801 ELMWOOD AVENUE, BUFFALO, NEW YORK 14207.

          BY ORDER OF THE BOARD OF DIRECTORS


          John B. Drenning, Secretary






Buffalo, New York
March 14, 1997

                            EXHIBIT A


                      ASTRONICS CORPORATION
                 1997 DIRECTOR STOCK OPTION PLAN

                            ARTICLE I

                             PURPOSE

     The purpose of this 1997 Director Stock Option Plan (the "Plan") is to advance the interest of ASTRONICS CORPORATION, a New York corporation (the "Company"), by encouraging the efforts of directors of the Company who are not employees, by heightening the desire of such persons to continue in their service and by assisting the Company to compete effectively with other enterprises for new directors.

                           ARTICLE II

                       GRANTING OF OPTIONS

     Subject to the terms and conditions of this Plan, the Company may issue options ("Options") to purchase up to one hundred thousand (100,000) shares of its $.01 par value Common Stock ("Shares") to persons eligible to participate under Section
4.1 below. One hundred thousand (100,000) of the Company's authorized but unissued shares of Common Stock are hereby reserved for issuance under this Plan; provided, however, that treasury shares shall also be available for issuance under this Plan at the Company's discretion. Any Share subject to an Option that terminates for any reason other than exercise may be made subject to a subsequent Option.

                           ARTICLE III

                              TERM

Section 3.1  Effective Date.

     This plan shall become effective upon its adoption by the Board of Directors. The Plan shall be submitted to the shareholders of the Company for their approval within twelve months of such adoption. No Option shall be exercisable unless and until the shareholders of the Company have approved the Plan.

Section 3.2  Termination.

     This Plan shall terminate when all of the Shares have been acquired through exercise of Options or ten (10) years from the effective date as set forth in Section 3.1 above, unless sooner terminated by the Board of Directors. Any Option outstanding under this Plan at the time of its termination shall remain in effect in accordance with its terms and conditions and those of this Plan.

                           ARTICLE IV

                          PARTICIPANTS

Section 4.1  Eligible Directors.

     Options may be granted to directors of the Company unless at the time of grant they are also an officer or employee of the Company or any of its subsidiary corporations. As used in this Plan, "Participant" means a director of the Company and includes a director's legal representative if he or she is incompetent or deceased, or any other person who acquires the legal right to exercise a Participant's Options.

                            ARTICLE V

                          GENERAL TERMS

Section 5.1  Written Agreement.

     Options shall be evidenced by a written Option Agreement that shall contain such terms and conditions as this Plan requires and such additional provisions as the Committee, as defined in Section 6.1, may deem necessary or appropriate in its sole discretion and that do not conflict with the provisions of this Plan. Each Option Agreement shall be signed by the Participant and an officer of the Company designated by the Committee. Options granted pursuant to this Plan need not be identical, but each Option shall be subject to the terms and conditions set forth in this Plan.

Section 5.2  Time of Grant.

     Options shall be granted only during the thirty (30) day period commencing one week after a press release announcing quarterly or annual results of operations of the Company.

Section 5.3  Price.

     The purchase price of the Shares under each Option shall be as determined by the Committee, but in no event less than the fair market value of the Shares optioned on the date of granting.
"Fair market value" shall be deemed to be:

     1. The closing price on the date of grant as reflected in reports of the automated quotation service or national securities exchange on which the price of the Shares is reported.

          In all cases where the Shares are selling ex-dividend on the date of grant, the amount of the dividend shall be added to the ex-dividend quotation to determine the fair market value of the Shares as of the date of grant; or

     2. If the fair market value cannot be established under the provisions of (1) above, then the "fair market value" shall be that value determined in good faith by the Board of Directors based on a consideration of the following relevant factors: the Company's net worth, prospective earning power, its dividend paying capacity, the value of its underlying assets, and any other factors such as the goodwill of the business, the economic outlook in the industry, the Company's position in the industry and its management, and the value of securities of corporations engaged in the same or similar businesses which are listed on a national securities exchange. The weight to be accorded by comparisons or any other evidentiary factors considered by the Board of Directors in the determination of value will depend on the particular circumstances applying at the time. In every case, the determination of the Board of Directors shall be final.

Section 5.4  Payment of Exercise Price; Taxes.

     5.4.1. The exercise price of each Option shall be paid in full at the time of exercise by cash or certified check or the exchange of Shares, or a combination of both such that the sum of
(a) the aggregate fair market value (as of the exercise date) of the Shares exchanged by the Participant (as determined by the Committee), and (b) the cash paid, equals the total exercise price of the Option.

     5.4.2. If the exercise of an Option gives rise to an obligation of the Company to withhold state or federal income or other taxes, or gives rise to any other tax liability of the Company of any kind, the Participant shall tender the amount of such tax to the Company along with the exercise price, unless the incidence of such tax cannot lawfully be placed on the Participant.

Section 5.5  Exercise of Options.

     Options shall be exercisable as provided in the Option
Agreement.  In no event shall Options be exercised during the six
(6) month period immediately following such grant.

Section 5.6  Duration of Option.

     Each Option shall be exercisable for so long as the Participant is a director of the Company and, to the extent that the Option is exercisable on the date of termination of the Participant's directorship, for thirty (30) days thereafter, but not longer than ten (10) years from the date the Option is granted. Nothing in this Plan requires Options to be exercisable upon grant.

Section 5.7  Death or Disability.

     If a Participant dies or is "permanently and totally disabled" (within the meaning of section 22(e)(3) of the Internal
Revenue Code of 1986, as amended ["Code"]) while serving as a director of the Company, the thirty (30) day period specified in
Section 5.6 above shall be one (1) year.

Section 5.8  Misconduct.

     If a Participant is determined by the Committee to have committed an act of embezzlement, fraud, dishonesty, deliberate or repeated disregard for the rules of the Company, unauthorized disclosure of any of the trade secrets or confidential information of the Company, unfair competition with the Company, inducement of any customer of the Company to breach a contract with the Company, inducement of any principal for whom the Company acts as agent to terminate that agency relationship or any culpable degree of negligence, then neither the Participant nor the Participant's estate shall be entitled to exercise any Option after termination of the Participant's directorship, whether or not, after termination of such directorship, such Participant may receive payment from the Company for services rendered prior to termination, services for the day on which termination occurs, or other benefits.

Section 5.9  Transferability of Option.

     Options shall be transferable only by will or the laws of descent and distribution.

Section 5.10  No Employment Agreement.

     No Option Agreement, nor anything contained in this Plan, shall confer upon any Participant any right to continue as a director of the Company nor limit in any way the right of the Company, or the shareholders thereof, to terminate a Participant's directorship at any time.

Section 5.11  Adjustments to Options.

     Subject to the general limitations of this Plan, the Committee may make any adjustment in the exercise price, term, or any other provision of an Option by cancelling an outstanding Option and subsequently regranting the Option or by amendment or substitution of an outstanding Option. Options that have been so amended, substituted, or regranted may have higher or lower exercise prices, have longer or shorter terms, or be subject to different rights and restrictions than prior Options. The Committee may also adjust the number of Options granted to a Participant by cancelling outstanding Options or granting additional Options. Except for amendments necessary to ensure compliance with any applicable state or federal law, no such amendment shall impair a Participant's rights and privileges pursuant to the grant of an Option without the consent of the Participant.

Section 5.12  Form of Agreement.

     The Committee shall adopt a form of Option Agreement to be used pursuant to this Plan and may modify, add to, or delete from the form as it shall deem appropriate, subject to the provisions set forth herein.

                           ARTICLE VI

            ADMINISTRATION AND AMENDMENT OF THE PLAN

Section 6.1  The Committee.

     This Plan shall be administered by a committee ("Committee") of at least two persons not eligible to participate in the Plan and who are appointed by the Board of Directors and may or may not be members of the Board. The Board of Directors shall fill vacancies on the Committee and may from time to time remove members from, or add members to, the Committee, provided that at all times the Committee shall have at least two members. The Committee shall act pursuant to the written consent of a majority of its members or the majority vote of its members at any meeting thereof.

Section 6.2  Committee Rights and Powers.

     Subject to this Plan and to the supervision of the Board of Directors, the Committee shall have the authority and discretion:

     (a) to determine which of the Company's directors shall receive Options;

     (b) to determine when Options shall be granted (subject to Section 5.2 above);

     (c)  to determine the terms and conditions of Options
          (which terms and conditions may differ between Options);

     (d)  to interpret the Plan; and

     (e) to take such action as is necessary or appropriate to the administration of the Plan.

     All decisions, determinations, and interpretations of the Committee shall be final and binding on all Participants (subject to review by the Board of Directors in its sole and absolute discretion).

Section 6.3  Administration.

     The Committee from time to time may adopt rules and regulations for implementing this Plan, and it may from time to time suspend or terminate this Plan or make such changes and additions hereto as it may deem desirable, without further action on the part of the Board of Directors or the shareholders of the Company; provided, however, that unless the Company's shareholders shall have first given their approval, then (a) the total number of Shares that may be purchased under the Plan shall not be increased except as otherwise provided in this Plan; (b) the description of the persons eligible to receive Options shall not be changed; and (c) the minimum exercise price shall not be changed. The suspension, termination or amendment of this Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Options theretofore granted under this Plan.

                           ARTICLE VII

               ADJUSTMENT OF AND CHANGES IN STOCK

Section 7.1  Changes in Stock; Stock Dividends.

     If the Shares presently constituted are changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise), or if the number of Shares shall be increased through the payment of a stock dividend or other distribution, then notwithstanding any other provision of this Plan, there shall be substituted for or added to each Share subject to this Plan the number and kind of shares of stock or other securities into which each outstanding Share shall be entitled, as the case may be. Outstanding Options shall also be amended as to price and other terms if necessary to reflect the foregoing events. If there shall be any other change in the number or kind of the outstanding Shares, or of any stock or other securities into which it shall have been exchanged, then if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in any Option theretofore granted or that may be granted under this Plan, such adjustment shall be made in accordance with such determination.

Section 7.2  Termination of Business.

     Upon any merger of the Company with another corporation where the Company is not the surviving corporation, dissolution or liquidation of the Company, sale of substantially all the property of the company, or the acquisition of more than 80% of the voting power of the stock of the Company by another corporation, then the Company shall have the right, at its option, to do any of the following:

     (a) provide for the continuance of this Plan and all outstanding Options granted hereunder;

     (b)  permit the immediate exercise of all outstanding
          Options not otherwise immediately exercisable;

     (c) terminate all outstanding Options, whether exercisable or not, by paying each holder an amount equal to the aggregate current market price of Shares underlying the Options held by the holder less the aggregate exercise price of such Shares; or

     (d) terminate this Plan and all Options granted hereunder after giving written notice to all holders of exercisable Options informing them of the Company's intention to terminate the Options and giving the holders a reasonable opportunity to exercise their exercisable Options.

Section 7.3  Fractional Shares.

     No right to purchase fractional Shares shall result from any adjustment in Options pursuant to this Article VII. In the case of any such adjustment, the Shares subject to Options of each Participant shall be rounded down to the nearest whole Share. Notice of any adjustment shall be given by the Company to each holder of Options that shall have been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

                          ARTICLE VIII

            BINDING ON HEIRS, SUCCESSORS AND ASSIGNS

     Except as provided in Section 7.2 above, this Plan shall inure to the benefit of, and be binding upon, each successor to the Company. All obligations imposed upon the Participants and all rights granted to the Company under this Plan shall be binding upon each Participant's heirs, legal representatives, and successors. This Plan and the Option Agreements executed between the Company and each Participant shall be the sole and exclusive source of any and all rights that each Participant and his or her heirs, legal representatives, or successors may have in respect to this Plan or any Options or Shares granted hereunder, whether to the Participant or to any other person.

                           ARTICLE IX

                           TAX STATUS

     Options granted hereunder are not intended to be eligible for favorable tax treatment under Section 422 of the Code. The Company does not hereby, nor by way of any Plan, document, or otherwise, attempt to make any representation to any person, including the Participants, with respect to the tax effect on such person of the grant or exercise of an Option or the subsequent disposition of Shares obtained by the exercise of an Option pursuant to this Plan or any other aspect of this Plan.

                            ARTICLE X

                          PLAN GOVERNS

     If there is any discrepancy between this Plan and any documents related to this Plan, including any Option Agreement, this Plan shall govern. Nothing contained in this Plan shall be construed to constitute, or be evidence of, any right in favor of any person to receive Options hereunder or any obligation on the part of the Company to issue Options.

                            EXHIBIT B

                           ARTICLE II

                           SECTION 14

     Sec. 14   NOMINATIONS FOR THE BOARD.  Nominations for the
election of Directors may be made by the Board of Directors or a committee designated by the Board of Directors or by a shareholder entitled to vote in the election of Directors. A shareholder entitled to vote in the election of Directors, however, may make such a nomination only if written notice of the shareholder's intent to do so has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the corporation and received by the corporation (a) with respect to an election to be held at an annual meeting of shareholders, not later than sixty (60) nor more than ninety (90) days prior to the first anniversary of the preceding year's annual meeting (or, if the date of the annual meeting is changed by more than twenty (20) days from such anniversary date, within ten (10) days after the date the corporation mails or otherwise give notice of the date of such meeting), and (b) with respect to an election to be held at a special meeting of shareholders called for that purpose, not later than the close of business on the tenth (10th) day following the date on which notice of the special meeting was first mailed to the shareholders of the corporation.

     Each shareholder's notice of intent to make a nomination shall set forth: (i) the name(s) and address(es) of the shareholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the shareholder (a) is a holder of record of stock of the corporation entitled to vote at such meeting, (b) will continue to hold such stock through the date on which the meeting is held, and (c) intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by the shareholder; (iv) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A promulgated under Section 14 of the Securities Exchange Act of 1934, as amended, as now in effect or hereafter modified, had the nominee been nominated by the Board of Directors; and (v) consent of each nominee to serve as a director or the corporation if so elected. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the qualifications of such person to serve as a director.

     No person shall be eligible for election as a director unless nominated (i) by a shareholder in accordance with the foregoing procedure or (ii) by the Board of Directors or a committee designated by the Board of Directors.

                           ARTICLE II

                           SECTION 15

     Sec. 15 ACTION WITHOUT A MEETING. Any action required or permitted to be taken by the Board of Directors or any committee of the Board of Directors may be taken without a meeting if all members of the Board or the committee consent in writing to the adoption of a resolution authorizing the action. The resolution and the written consents shall be filed with the minutes of the proceedings of the Board or the committee.

                           ARTICLE II

                           SECTION 16

     Sec. 16   MEETINGS BY CONFERENCE TELEPHONE.  Any one or more
members of the Board of Directors or any committee of the Board of Directors may participate in a meeting of the Board or of the committee by means of a conference telephone or similar communications equipment allowing all participants to hear each other at the same time. Participation by such means shall constitute presence in person at the meeting.

                         You're Invited
                             to the
                  ANNUAL SHAREHOLDERS' MEETING
               FRIDAY, APRIL 18, 1997, 10:00 A.M.
                    Orchard Park County Club
                   S-477 South Buffalo Street
                     Orchard Park, New York


Few people care to attend the Annual Shareholders' Meeting since they are formal and legalistic, or perhaps because they are not invited.

WE ARE INVITING YOU. This is your company and we would like to have you come and meet us, get to know us and enjoy yourself.

Generally, the meeting takes one hour.

          THE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
THE COMPANY. The Directors recommend a vote FOR election of all nominees and FOR proposals 2 and 3.

1.   ELECTION OF DIRECTORS:  Nominees:

     Robert T. Brady
     John B. Drenning
     Robert J. McKenna
     Kevin T. Keane
     John M. Yessa

     [  ] FOR       [  ] WITHHELD

     For except vote withheld from the following nominee(s):

     ________________________________________

2.   Approval of the 1997 Director Stock Option Plan

     [  ] FOR       [  ] AGAINST        [  ] ABSTAIN


3. Ratify the appointment of Ernst & Young LLP as independent auditors for fiscal year 1997

     [  ] FOR       [  ] AGAINST        [  ] ABSTAIN


4. In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or, any adjournment(s) thereof





                                   Change of Address/comments
                                   on reverse side        [   ]

                                   I plan to attend the
                                   meeting                [   ]

                                   I do not plan to attend
                                   the meeting            [   ]


SIGNATURE(S)_______________________________ Date_________________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such.

                      ASTRONICS CORPORATION
       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


          The undersigned hereby appoints Kevin T. Keane and John B. Drenning, and each of them, attorneys and proxies each with full power of substitution, to vote all shares of Common Stock of Astronics Corporation held by the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on April 18, 1997, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse, all in accordance with and as more fully described in the accompanying Proxy Statement.

          It is understood that this proxy may be revoked at any time insofar as it has not been exercised and that the shares may be voted in person if the undersigned attends the meeting.

          This proxy when properly executed will be voted in the manner directed therein by the undersigned. If no other indication is made this proxy will be voted "FOR" Proposals 1 and 4.

                         You're Invited
                             to the
                  ANNUAL SHAREHOLDERS' MEETING
               FRIDAY, APRIL 18, 1997, 10:00 A.M.
                    Orchard Park County Club
                   S-477 South Buffalo Street
                     Orchard Park, New York


Few people care to attend the Annual Shareholders' Meeting since they are formal and legalistic, or perhaps because they are not invited.

WE ARE INVITING YOU. This is your company and we would like to have you come and meet us, get to know us and enjoy yourself.

Generally, the meeting takes one hour.

          THE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
THE COMPANY. The Directors recommend a vote FOR election of all nominees and FOR proposals 2 and 3.

1.   ELECTION OF DIRECTORS:  Nominees:

     Robert T. Brady
     John B. Drenning
     Robert J. McKenna
     Kevin T. Keane
     John M. Yessa

     [  ] FOR       [  ] WITHHELD

     For except vote withheld from the following nominee(s):

     ________________________________________

2.   Approval of the 1997 Director Stock Option Plan

     [  ] FOR       [  ] AGAINST        [  ] ABSTAIN


3. Ratify the appointment of Ernst & Young LLP as independent auditors for fiscal year 1997

     [  ] FOR       [  ] AGAINST        [  ] ABSTAIN


4. In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or, any adjournment(s) thereof





                                   Change of Address/comments
                                   on reverse side        [   ]

                                   I plan to attend the
                                   meeting                [   ]

                                   I do not plan to attend
                                   the meeting            [   ]


SIGNATURE(S)_______________________________ Date_________________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such.

                      ASTRONICS CORPORATION
       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


          The undersigned hereby appoints Kevin T. Keane and John B. Drenning, and each of them, attorneys and proxies each with full power of substitution, to vote all shares of Class B Stock of Astronics Corporation held by the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on April 18, 1997, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse, all in accordance with and as more fully described in the accompanying Proxy Statement.

          It is understood that this proxy may be revoked at any time insofar as it has not been exercised and that the shares may be voted in person if the undersigned attends the meeting.

          This proxy when properly executed will be voted in the manner directed therein by the undersigned. If no other indication is made this proxy will be voted "FOR" Proposals 1 and 4.